M Fund, Inc.
Supplement dated as of January 25, 2008, to the
Prospectus and Statement of Additional Information dated April 30, 2007

Effective January 1, 2008, Daniel F. Byrne replaced Gerald Graves as President of M Fund, Inc., and accordingly all references to Gerald Graves should be replaced with references to Daniel F. Byrne in both the Prospectus and Statement of Additional Information.

The following replaces the Officer’s table of the sub-section entitled “Management Information” on pages 20 and 21 of the Statement of Additional Information:

The Officers of the Company are listed below together with their respective positions with the Company, their principal occupations during the past five years and any positions held with affiliates of the Company:

Name and D.O.B	Term of Office	Length of Time Served	Position(s) Held with the Company	Principal Occupation(s) During Past 5 Years
Daniel F. Byrne* (Born: 10/27/56)	One Year	Nine Years^	President	Senior Vice President, Chief Product & Technology Officer, M Financial Group
David Lees* (Born: 2/1/65)	One Year	One Year	Secretary and Treasurer	Accounting Manager at M Financial Group
Shannon Hartwell* (Born: 7/19/70)	One Year	One Year	Chief Compliance Officer	Chief Compliance Officer, M Fund, Inc. 2006 – current; Corporate attorney at Perkins Cole, LLP 2000-2006

______________________
* “Interested Person” of the Company for purposes of the 1940 Act.  Mr. Byrne serves as Senior Vice President and Chief Product & Technology Officer of M Financial Group, which wholly owns the Adviser.  Mr. Byrne also serves as President of the Company, President and Director of the Adviser, Director of M Financial Securities Marketing, Inc., M Financial Wealth Partners, Inc. and M Holdings Securities, Inc., all of which are wholly-owned subsidiaries of M Financial Group.  Mr. Byrne serves as Senior Vice President and Director of M Financial Asset Management, Inc. and as Manager of M Administrative Services, LLC, both of which are wholly-owned by M Financial Group.  Mr. Lees serves as Secretary and Treasurer of the Adviser and the Company.  Ms. Hartwell serves as Chief Compliance Officer of the Adviser and the Company. The address of Messrs. Byrne and Lees and Ms. Hartwell is M Fund, Inc., M Financial Plaza, 1125 NW Couch Street, Suite 900, Portland, Oregon 97209.

^ Includes Mr. Byrne's previous service as President of the Company from 1996 – 2005.

The following replaces the sub-section entitled “Investment Advisory and Other Services” on page 23 of the Statement of Additional Information:

Investment Adviser

M Financial Investment Advisers, Inc. is the investment adviser of the Company and its Funds.  Daniel F. Byrne, President of the Company, serves as President of the Adviser, David Lees, Secretary and Treasurer of the Company, serves as Secretary and Treasurer of the Adviser, Shannon Hartwell, Chief Compliance Officer of the Company, serves as Chief Compliance Officer of the Adviser and JoNell Hermanson, serves as Marketing Officer of the Adviser.

The Adviser is controlled by M Financial Holdings Incorporated, which does business under the name M Financial Group (“M Financial Group”).  M Financial Group is engaged in providing product development and marketing support services for participating insurance agents, who, collectively, own a majority of the outstanding stock of M Financial Group.  M Financial Group receives from insurance carriers compensation based, in part, upon the volume of insurance premiums generated by its participating agents.

The Adviser was organized on September 11, 1995.  Although the Adviser is not primarily responsible for the daily management of the Funds, the Adviser oversees the management of the assets of the Funds by each of the Sub-Advisers.  In turn, each Sub-Adviser is responsible for the day-to-day management of a specific Fund.